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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       FORM 8-K

                                   CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of
                       the Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported): OCTOBER 3, 1997

                            WESTERN PACIFIC AIRLINES, INC.
           --------------------------------------------------------
             (Exact name of registrant as specified in its charter)




           DELAWARE                        0-27238              86-0758778
------------------------------         ---------------     -------------------
(State or other jurisdiction           (Commission         (I.R.S. Employer
      of incorporation)                File number)        Identification No.)



2864 South Circle Drive
COLORADO SPRINGS, CO                                    80906
-----------------------------------------             -----------
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:  (719) 579-7737
                                                     --------------


                   -----------------------------------------------------------
                   Former name or former address, if changed since last report


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Item 6.       RESIGNATION OF REGISTRANT'S DIRECTORS.

    On October 3, 1997, four directors of Western Pacific Airlines, Inc. (the "Registrant") resigned from its Board of Directors. The resigning directors include Ivan Irwin, Jr., Glenn Stinchcomb, Clay Bennett and James R. Wikert. In addition, Messrs. Bennett and Wikert also resigned from the Board of Directors of the Registrant's subsidiary, Mountain Air Express, effective October 3, 1997.

    Copies of the resignations of Messrs. Irwin, Stinchcomb, Bennett and Wikert are attached as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are hereby incorporated by reference.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits

         10.1 Resignation Letter of Ivan Irwin, Jr., dated October 3, 1997.

         10.2 Resignation Letter of Glenn Stinchcomb, dated October 3, 1997.

         10.3 Resignation Letter of Clay Bennett, dated October 3, 1997.

         10.4 Resignation Letter of James R. Wikert, dated October 3, 1997.


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                                      SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 3, 1997            WESTERN PACIFIC AIRLINES, INC.


                             By: /S/Robert A. Peiser
                                -----------------------------------------
                                    Name:   Robert A. Peiser
                                    Title:  President and Chief Executive
                                            Officer


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                                        INDEX



Exhibit
NUMBER   DESCRIPTION OF DOCUMENT
-------  -----------------------

10.1     Resignation Letter of Ivan Irwin, Jr., dated October 3, 1997.

10.2     Resignation Letter of Glenn Stinchcomb, dated October 3, 1997.

10.3     Resignation Letter of Clay Bennett, dated October 3, 1997.

10.4     Resignation Letter of James R. Wikert, dated October 3, 1997.